Exhibit 99.1

iFresh Inc. Receives News with Respect to Xiaotai International Investment Inc

NEW YORK, November 5, 2019 -- iFresh, Inc. ("iFresh" or "the Company") (NASDAQ: IFMK), a leading Asian American grocery supermarket chain and online grocer, received news regarding an ongoing investigation of Zhejiang Xiaotai Technology Co. Ltd. (“Zhejiang Xiaotai) by the Hangzhou Police Department, Binjiang Branch (“the Hangzhou Police”) through a public notice released by the Hangzhou Police on November 3, 2019. Zhejiang Xiaotai is alleged to have conducted illegal fundraising from the public. The report also stated that several executives of Zhejiang Xiaotai have been detained and are being held in custody.

Zhejiang Xiaotai is a variable interest entity of Xiaotai International Investment Inc. (“Xiaotai International”) in China. Shareholders of iFresh previously voted to approve the acquisition of Xiaotai International in September 2019. Closing of the acquisition had been pending subject to regulatory approval by NASDAQ. iFresh’s management and board of directors are closely monitoring and actively assessing the situation. The Company plans to provide its shareholders and public with updates as soon as more information becomes available.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed transactions; the business plans, objectives, expectations and intentions of the parties once the transactions are complete, and the Company’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. All information provided in this press release is as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the outcome of any legal proceedings that have been, or will be, instituted against IFMK or other parties to the Share Exchange Agreement and the Share Purchase Agreement following the announcement of the Share Exchange Agreement and Share Purchase Agreement and transactions contemplated therein; the ability of the Company to meet NASDAQ listing standards following the transactions and in connection with the consummation thereof; the inability to complete the transactions contemplated by the Share Exchange Agreement and Share Purchase Agreement due to the failure to obtain approval of the stockholders of IFMK or Keybank or other closing conditions to; risks that the proposed transactions disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Share Exchange Agreement and consummation of the transactions described therein; costs related to the proposed Acquisition and Spin-Off; changes in applicable laws or regulations; the ability of the post-restructure company to meet its financial and strategic goals, due to, among other things, competition, the ability of the post-restructure company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-restructure Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by the Company.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC. IFMK's SEC filings are available publicly on the SEC's website at www.sec.gov. IFMK disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:
At the Company:

iFresh, Inc.

Email: herinyin@newyorkmart.com

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